UNITED STATES SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (Amendment No. )

                           Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [ ]

                           CHECK THE APPROPRIATE BOX:

                         [ ] Preliminary Proxy Statement
        [ ] Confidential, for Use of the Commission Only (as permitted by
                                Rule 14a-6(e)(2))
                         [X] Definitive Proxy Statement
                       [ ] Definitive Additional Materials
             [ ] Soliciting Material Pursuant to Section 240.14a-12

                        SUPERCONDUCTIVE COMPONENTS, INC.

                (Name of Registrant as Specified In Its Charter)
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

                              [X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

                        SUPERCONDUCTIVE COMPONENTS, INC.




                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                   TO BE HELD

                                  MAY 20, 2004

                                       AND

                                 PROXY STATEMENT



--------------------------------------------------------------------------------

                                    IMPORTANT

                      PLEASE MARK, SIGN AND DATE YOUR PROXY
                AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE.

                        SUPERCONDUCTIVE COMPONENTS, INC.
                               2839 Charter Street
                              Columbus, Ohio 43228
                                 (614) 486-0261

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 20, 2004

                                                                  April 29, 2004

To Our Shareholders:

         The Annual Meeting of Shareholders of Superconductive Components, Inc. will be held at the Holiday Inn West, located at 2350 Westbelt Drive, Columbus, Ohio on Thursday, May 20, 2004, at 10:30 a.m., local time, for the following purposes:

         1. To elect three directors of the Company, each to serve for terms expiring at the next Annual Meeting of Shareholders.

         2. To transact any other business which may properly come before the meeting or any adjournment thereof.

         You will be most welcome at the annual meeting, and we hope you can attend. Directors and officers of the Company and representatives of its independent certified public accountants will be present to answer your questions and to discuss the Company's business.

         We urge you to execute and return the enclosed proxy as soon as possible so that your shares may be voted in accordance with your wishes. If you attend the annual meeting, you may cast your vote in person and your proxy will not be used. If your shares are held in account at a brokerage firm or bank, you must instruct them on how to vote your shares.


                                  By Order of the Board of Directors,

                                  Daniel Rooney
                                  President, Chief Executive Officer, and
                                  Chairman of the Board of Directors


--------------------------------------------------------------------------------
|                    PLEASE SIGN AND MAIL THE ENCLOSED PROXY                   |
|                         IN THE ACCOMPANYING ENVELOPE                         |
|              NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES             |
--------------------------------------------------------------------------------

                        SUPERCONDUCTIVE COMPONENTS, INC.

                               2839 Charter Street
                              Columbus, Ohio 43228

                          -----------------------------

                                 PROXY STATEMENT

                          -----------------------------

                         ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 20, 2004

                          -----------------------------


         This proxy statement is furnished to the shareholders of Superconductive Components, Inc., an Ohio corporation (the "Company"), in connection with the solicitation of proxies to be used in voting at the Annual Meeting of Shareholders to be held on May 20, 2004, and at any adjournment or postponement thereof (the "Annual Meeting"). The enclosed proxy is being solicited by the Company's Board of Directors. This proxy statement and the enclosed proxy will be first sent or given to the Company's shareholders on approximately April 29, 2004.

         The Company will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of stock. Representatives of the Company may solicit proxies by mail, telegram, telephone, fax, or personal interview.

         The shares represented by the accompanying proxy will be voted as directed if the proxy is properly signed and received by the Company prior to the Annual Meeting. If no directions are made to the contrary, the proxy will be voted FOR the election of Daniel Rooney, Robert J. Baker, Jr., and Edward W. Ungar as Directors of the Company and, at the discretion of persons acting under the proxy, to transact such other business as may properly come before the meeting or any adjournment thereof. Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by filing a written notice with the Secretary of the Company prior to the meeting. Shareholders of record who attend the meeting may vote in person and their proxies will not be used.

         Holders of record of the Company's common stock, at the close of business on April 23, 2004, will be entitled to vote at the Annual Meeting. At that time, the Company had 1,846,006 shares of the Company's common stock outstanding and entitled to vote. Each share of the Company's common stock outstanding on the record date entitles the holder to one vote on each matter submitted at the Annual Meeting.

         The presence, in person or by proxy, of a majority of the outstanding shares of the Company's common stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. Broker non-votes occur when brokers, who hold their customers' shares in street name, sign and submit proxies for such shares and vote such shares on some matters, but not others. Typically, this would occur when brokers have not received any instructions from their customers, in which case the brokers, as the holders of record, are permitted to vote on "routine" matters, which typically include the election of directors.

         The election of the director nominees requires the favorable vote of a plurality of all votes cast by the holders of the Company's common stock at a meeting at which a quorum is present. Proxies that are marked "Withhold Authority" and broker non-votes will not be counted toward such nominee's achievement of a plurality and thus will have no effect. Each other matter to be submitted to the shareholders for approval or ratification at the Annual Meeting requires the affirmative vote of the holders of a majority of the Company's common stock present and entitled to vote on the matter. For purposes of determining the number of shares of the Company's common stock voting on the matter, abstentions will be counted and will have the effect of a negative vote; broker non-votes will not be counted and thus will have no effect.

                              ELECTION OF DIRECTORS

         The Company's Restated Code of Regulations provides that the number of directors shall be fixed by the Board. The total number of authorized directors currently is fixed at four. The nominees for director, if elected, will serve for one-year terms expiring at the next Annual Meeting of Shareholders.

         Daniel Rooney, Robert J. Baker, Jr., and Edward W. Ungar currently serve as directors of the Company and are being nominated by the Board of Directors for re-election as directors. There is currently one vacancy on the Board of Directors. The Board has not nominated a candidate to fill this vacancy. Proxies may not be voted to fill this vacancy.

         It is intended that, unless otherwise directed, the shares represented by the enclosed proxy will be voted FOR the election of Messrs. Rooney, Baker, and Ungar as directors. In the event that any nominee for director should become unavailable, the number of directors of the Company may be decreased pursuant to the Restated Code of Regulations or the Board of Directors may designate a substitute nominee, in which event the shares represented by the enclosed proxy will be voted for such substitute nominee.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR.

         The following table sets forth for each nominee for director of the Company, such person's name, age, and his position with the Company:

            NAME               AGE                  POSITION
            ----               ---                  --------

      Daniel Rooney             50       President, Chief Executive Officer and
                                         Chairman of the Board of Directors

      Robert J. Baker, Jr.      65       Director

      Edward W. Ungar           68       Director


         Daniel Rooney has served as a Director of the Company since joining the Company in March 2002 as President and Chief Executive Officer. Mr. Rooney was elected as the Chairman of the Board of Directors of the Company on January 8, 2003. Prior to joining the Company, Mr. Rooney was General Manager for Johnson Matthey, Color and Coatings Division, Structural Ceramics Sector North America from 1994 to 2001. Prior to that, Mr. Rooney held various management positions at TAM Ceramics, Inc., a Cookson Group Company.

         Robert J. Baker, Jr., Ph.D. has served as a Director of the Company since 1992. Dr. Baker is the president and founder of Venture Resources International and the co-founder of Business Owners Consulting Group, which assist companies in the development of growth strategies, including marketing position and competitive strategies. Dr. Baker is currently a visiting member of the Capital University faculty serving the MBA program.

         Edward W. Ungar has been a Director of the Company since 1990. Mr. Ungar is the President and founder of Taratec Corporation, a technology business consulting firm in Columbus, Ohio. Prior to forming Taratec Corporation in 1986, Mr. Ungar was an executive with Battelle Memorial Institute.

INFORMATION CONCERNING THE BOARD OF DIRECTORS, EXECUTIVE OFFICERS, AND PRINCIPAL SHAREHOLDERS

MEETINGS AND COMPENSATION OF THE BOARD OF DIRECTORS

         The Board of Directors of the Company had a total of seven meetings during the fiscal year ended December 31, 2003 ("fiscal 2003"). During fiscal 2003, each of the directors attended 75% or more of the total number of meetings of the Board of Directors. Directors who are employed by the Company receive no compensation for serving as directors.

         Non-employee directors periodically receive stock options with an exercise price equal to the fair market value of the Company's common stock on the date of grant and a ten-year term issued under the Company's 1995 Stock Option Plan and are reimbursed for all reasonable out-of-pocket expenses. On January 16, 2003, each of Messrs. Baker, Jr. and Ungar received an option to purchase 10,000 shares of common stock of the Company, exercisable on January 20, 2004, at any time for a period of 10 years from January 20, 2003, at a price of $1.00 per share.

COMMITTEES OF THE BOARD OF DIRECTORS

         The Company has an Audit Committee and a Stock Option and Compensation Committee (the "Compensation Committee"). The Audit Committee was formed on April 10, 2003. The members of the Audit Committee are Messrs. Baker, Jr. and Ungar. The Audit Committee does not have a charter. The Audit Committee did not meet during 2003. The purpose of the Audit Committee will be to pre-approve all auditing and permitted non-audit services performed by the Company's independent auditors. The Audit Committee will also receive reports from the Company's independent auditors as required by the Securities Exchange Act of 1934, as amended. Although the Audit Committee was formed in April 2003, the entire Board of Directors acted as the Audit Committee during 2003 for purposes of compliance with the Sarbanes-Oxley Act. The Board of Directors has determined that none of its members qualify as a financial expert. The Board of Directors believes that the general accounting and finance knowledge possessed by each member of the Board of Directors is sufficient under the circumstances.

         In performing the duties typically assigned to an audit committee, the entire Board of Directors has (1) reviewed and discussed the 2003 audited financial statements of the corporation with management; (2) discussed with the independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented; (3) received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standards No. 1, Independence Discussions with Audit Committees), as may be modified and supplemented, and has discussed with the independent accountant the independent accountant's independence; and (4) recommended that the audited financial statements be included in Company's Annual Report on Form 10-KSB for the last fiscal year for filing with the Securities and Exchange Commission.

         The members of the Compensation Committee are Messrs. Baker, Jr. and Ungar. The Compensation Committee met once during 2003. The Compensation Committee of the Board of Directors reviews executive compensation and administers the Company's stock option and incentive compensation performance plans.

         Due to the limited size of the Company's Board of Directors, the Board of Directors has determined that it is not necessary to establish a nominating committee. All of the directors participate in the consideration of director nominees.

SHAREHOLDER COMMUNICATION

         The Company's Board of Directors welcomes communications from shareholders. Shareholders may send communications to the Board of Directors or to any director in particular, c/o Superconductive Components, Inc., 2839 Charter Street, Columbus, Ohio 43228. Any correspondence addressed to the Board of Directors or to any one of the Company's Directors in care of the Company's offices will be forwarded to the addressee without review by management.

         It is the Company's expectation that all members of the Board of Directors attend the Annual Meeting of Shareholders. All members of the Company's Board of Directors were present at the Company's 2003 Annual Meeting of Shareholders.

EXECUTIVE OFFICERS

         In addition to Mr. Rooney, the following persons are executive officers of the Company:

         Gerald S. Blaskie, age 46, has served as the Company's Chief Financial Officer since April 2001. Prior to joining the Company, Mr. Blaskie was the Controller at Cable Link, Inc. from February 2000 to March 2001. From 1997 to 2000, he was the Plant Manager at Central Ohio Plastics Corporation, where he also served as Controller from 1993 to 1997.

         Scott Campbell, Ph.D., age 46, joined the company in July, 2002 as the Company's Technical Director. Prior to joining the Company, he was Senior Research Manager at Oxynet, Inc. for five years.

         Officers are elected annually by the Board of Directors and serve at its discretion.

FAMILY RELATIONSHIPS

         There are no family relationships among the directors and executive officers of the Company.

OWNERSHIP OF COMMON STOCK BY DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth, as of March 31, 2004, the beneficial ownership of the Company's common stock by each of the Company's directors, each executive officer named in the Summary Compensation Table, and by all directors and executive officers as a group.

                                                        NUMBER OF SHARES      PERCENTAGE OF
                NAME OF BENEFICIAL OWNER(1)          BENEFICIALLY OWNED(2)      CLASS(3)
         ---------------------------------------     ---------------------    -------------

         Daniel Rooney(4)                                  67,300                 3.5%
         Robert J. Baker, Jr.(5)                           42,078                 2.3%
         Edward W. Ungar(6)                                23,050                 1.2%
         All directors and executive officers as
         a group (5 persons)(7)                           178,428                 9.6%

--------------

(1) The address of Daniel Rooney is c/o Superconductive Components, Inc., 2839 Charter Street, Columbus, Ohio 43228. The address of Edward W. Ungar is c/o Taratec Corporation, 1251 Dublin Road, Columbus, Ohio 43215. The address of Robert J. Baker, Jr. is c/o Venture Resources International Inc., P.O. Box 307343, Gahanna, Ohio, 43230.

(2) For purposes of the above table, a person is considered to "beneficially own" any shares with respect to which he exercises sole or shared voting or investment power or as to which he has the right to acquire the beneficial ownership within 60 days of March 31, 2004. Unless otherwise indicated, voting power and investment power are exercised solely by the person named above or shared with members of his or her household.

(3) "Percentage of Class" is calculated by dividing the number of shares beneficially owned by the total number of outstanding shares of the Company on March 31, 2004 plus the number of shares such person has the right to acquire within 60 days of March 31, 2004.

(4) Includes 60,000 common shares, which may be acquired by Mr. Rooney under stock options exercisable within 60 days of March 31, 2004.

(5) Includes 21,000 common shares, which may be acquired by Mr. Baker under stock options exercisable within 60 days of March 31, 2004, and 16,728 shares which are held in Mr. Baker's IRA.

(6) Includes 21,500 common shares, which may be acquired by Mr. Ungar under stock options exercisable within 60 days of March 31, 2004.

(7) Includes 148,500 common shares, which may be acquired under stock options exercisable within 60 days of March 31, 2004.

OWNERSHIP OF COMMON STOCK BY PRINCIPAL SHAREHOLDERS

         The following table sets forth information as of March 31, 2004, relating to the beneficial ownership of common stock by each person known by the Company to own beneficially more than 5% of the outstanding shares of common stock of the Company.

                                                        NUMBER OF SHARES      PERCENTAGE OF
                NAME OF BENEFICIAL OWNER(1)          BENEFICIALLY OWNED(2)      CLASS(3)
         ---------------------------------------     ---------------------    -------------
         Curtis A. Loveland(4)                            1,043,914               50.5%
         Windcom Investments SA(5)                          283,796               15.3%

--------------

(1) The address of Curtis A. Loveland is c/o Porter, Wright, Morris & Arthur LLP, 41 South High Street, Columbus, Ohio 43215. The address of Windcom Investments SA is Corso Elvezia 25, 6900 Lugan, CH.

(2) For purposes of this table, a person is considered to "beneficially own" any shares with respect to which he exercises sole or shared voting or investment power or as to which he has the right to acquire the beneficial ownership within 60 days of March 31, 2004. Unless otherwise indicated, voting power and investment power are exercised solely by the person named above or shared with members of his or her household.

(3) "Percentage of Class" is calculated by dividing the number of shares beneficially owned by the total number of outstanding shares of the Company on March 31, 2004, plus the number of shares such person has the right to acquire within 60 days of March 31, 2004.

(4) Includes (i) 21,000 shares of common stock, which can be acquired by Mr. Loveland under stock options exercisable within 60 days of March 31, 2004; (ii) 316,156 shares of common stock beneficially owned as the executor of the Estate of Edward R. Funk, of which 101,250 shares of common stock can be acquired by Mr. Loveland on behalf of the estate under stock options and warrants exercisable within 60 days of March 31, 2004; (iii) 422,352 shares of common stock beneficially owned by Mr. Loveland as the executor of the Estate of Ingeborg V. Funk, of which 97,000 shares of common stock can be acquired by Mr. Loveland on behalf of the estate under stock options and warrants exercisable within 60 days of March 31, 2004; and (iv) 283,756 shares beneficially owned by Mr. Loveland as the trustee of generation-skipping irrevocable trusts established by Edward R. and Ingeborg V. Funk.

(5) Dr. Karl Kohlbrenner, CEO of Windcom Investments SA, has voting and dispositive power over the shares on behalf of the company. Includes 11,996 shares of common stock, which can be acquired by Windcom Investments SA under stock purchase warrants exercisable within 60 days of March 31, 2004.

EXECUTIVE COMPENSATION

         The following summary compensation table sets forth information regarding compensation paid each of the Company's last three fiscal years to the Company's Chief Executive Officer, who is the Company's only executive officer whose combined salary and bonus exceeded $100,000 for the year ended December 31, 2003 (the "Named Executive Officer").

                           SUMMARY COMPENSATION TABLE

                                          ANNUAL COMPENSATION        LONG-TERM COMPENSATION
                                          -------------------       ------------------------

                                                                             AWARDS
                                                                    ------------------------
                                                                    RESTRICTED    SECURITIES
                                                                      STOCK       UNDERLYING       ALL OTHER
                                            SALARY     BONUS          AWARD        OPTIONS       COMPENSATION
 NAME AND PRINCIPAL POSITION      YEAR       ($)        ($)            ($)           (#)              ($)
-----------------------------     ----      ------     -----        ----------    ----------     ------------

DANIEL ROONEY
President, Chief Executive        2003     $133,218       --               --             --              --
Officer and Chairman of the       2002     $105,501       --               --        100,000              --
Board of Directors


                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

         The Company did not grant any stock options or stock appreciation rights during fiscal year 2003.

                             NUMBER OF        % OF TOTAL OPTIONS
                            SECURITIES            GRANTED TO
                        UNDERLYING OPTIONS    EMPLOYEES IN FISCAL    EXERCISE PRICE
              NAME          GRANTED (#)             YEAR               ($/SHARE)       EXPIRATION DATE
         ---------------------------------------------------------------------------------------------

         Daniel Rooney          0                    --                    --                 --


                 AGGREGATED OPTION/SAR EXERCISES IN FISCAL 2003
                      AND FISCAL YEAR-END OPTION/SAR VALUES

         The following table provides certain information regarding the number and value of stock options held by the Company's Named Executive Officer at December 31, 2003.



                                                       NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                                                      UNDERLYING UNEXERCISED       IN-THE-MONEY OPTIONS AT FISCAL
                                                   OPTIONS AT FISCAL YEAR-END(#)           YEAR-END ($)(1)
                                                   -----------------------------   ------------------------------
                            SHARES
                           ACQUIRED
                              ON         VALUE
                           EXERCISE    REALIZED
       NAME                  (#)        ($)(2)     EXERCISABLE     UNEXERCISABLE   EXERCISABLE      UNEXERCISABLE
------------------------   --------    --------    -----------     -------------   -----------      -------------
Daniel Rooney                 --          --          40,000           60,000        $92,000           $138,000

--------------------

(1) Represents the total gain which would be realized if all in-the-money options held at year end were exercised, determined by multiplying the number of shares underlying the options by the difference between the per share option exercise price and the per share fair market value at year end ($3.85 at December 31, 2003). An option is in-the-money if the fair market value of the underlying shares exceeds the exercise price of the option.

(2) If shares were acquired on exercise, the value realized would be calculated based on the number of shares exercised multiplied by the excess of the fair market value of a share of the Company's common stock on the date of exercise over the exercise price of the stock option.

                      EQUITY COMPENSATION PLAN INFORMATION

         The following table sets forth additional information as of December 31, 2003, concerning shares of the Company's common stock that may be issued upon the exercise of options and other rights under the Company's existing equity compensation plans and arrangements, divided between plans approved by the Company's shareholders and plans or arrangements not submitted to the Company's shareholders for approval. The information includes the number of shares covered by, and the weighted average exercise price of, outstanding options and other rights and the number of shares remaining available for future grants excluding the shares to be issued upon exercise of outstanding options, warrants, and other rights.

                                                                                                NUMBER OF SECURITIES
                                                                                                 REMAINING AVAILABLE
                                         NUMBER OF SECURITIES                                     FOR ISSUANCE UNDER
                                           TO BE ISSUED UPON           WEIGHTED-AVERAGE           EQUITY COMPENSATION
                                              EXERCISE OF              EXERCISE PRICE OF           PLANS (EXCLUDING
                                         OUTSTANDING OPTIONS,        OUTSTANDING OPTIONS,        SECURITIES REFLECTED
                                          WARRANTS AND RIGHTS         WARRANTS AND RIGHTS           IN COLUMN (A))
                                                 (A)                          (B)                         (C)
                                         --------------------        --------------------       ---------------------
Equity compensation plans approved
by security holders (1)                         395,500                       $1.75                      478,700

Equity compensation plans not
approved by security holders (2)                308,302                       $1.73                           --
                                                -------                       -----                      -------

Total                                           703,802                       $1.74                      478,700
                                                =======                       =====                      =======

----------------
(1) Equity compensation plans approved by shareholders includes the Company's 1995 Stock Option Plan.
(2) Includes (i) 85,000 warrants that can be acquired by the Estate of Edward R. Funk, which was issued in exchange for consideration in the form of goods and services; (ii) 75,000 warrants that can be acquired by the Estate of Ingeborg V. Funk, which was issued in exchange for consideration in the form of goods and services; (iii) 20,333 warrants that can be acquired by Windcom Investments SA, which was issued in exchange for consideration in the form of goods and services; (iv) 47,040 warrants that can be acquired by Laura Shunk, which was issued in exchange for consideration in the form of goods and services; (v) 47,040 warrants that can be acquired by Daniel A. Funk, which was issued in exchange for consideration in the form of goods and services;
         (vi) 33,889 warrants that can be acquired by Robert H. Peitz, which was issued in exchange for consideration in the form of goods and services.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

DIAMOND FIBER COMPOSITES, INC.

         The Company had trade and other receivables from Diamond Fiber Composites, Inc. ("DFC"), a company jointly owned by the Estate of Edward R. Funk and Peter Williams, who is not affiliated with the Company. DFC had rented space from the Company and also used utilities for which DFC was billed monthly. The Company has also supplied tools to DFC in the past. The Company had trade and other receivables due from DFC totaling $11,785 at December 31, 2003. The receivables related to the sale of inventory, rent for warehouse space and reimbursement of expenses. As of March 31, 2004, the receivable was no longer outstanding and DFC no longer rents space or utilities from the Company.

NOTES PAYABLE

         Effective December 31, 2000, the Company converted accounts payable and accrued interest payable to Dr. and Mrs. Funk totaling $132,270 to a note payable to Dr. and Mrs. Funk. The note provides for monthly payments of principal and interest of $2,000 per month for the period of February 1, 2001, through December 1, 2002, and thereafter, in monthly installments of $4,000 for principal and interest until the entire outstanding balance is paid in full. The note bears interest at prime, which was 4.0% at December 31, 2003.

         In March 2002, Dr. Funk paid a management consulting fee of $50,000 on behalf of the Company. The Company increased the amount of the note payable to Dr. Funk in the same amount.

CAPITAL LEASES

         In November 2001, the Company entered into an agreement with Dr. Funk for the Company's lease of certain equipment. The agreement expires in 2006, and requires the Company to make total minimum lease payments during the term of agreement of $74,940. The Company made no payments under the agreement in fiscal 2003.

CONVERTIBLE PROMISSORY NOTES AND STOCK PURCHASE WARRANTS

         On January 7, 2000, the Company issued common stock purchase warrants at $2.50 (fair market value at date of grant) per common share for 150,000 shares of common stock related to the subordinated notes payable to Edward R. and Ingeborg V. Funk. The warrants are 100% vested and expire ten years from the date of grant of January 7, 2000. The Estate of Edward R. Funk and the Estate of Ingeborg V. Funk are both greater than 5% beneficial owners of the Company.

         On June 30, 2003, the Company issued a $100,000 convertible promissory note payable to Windom Investments SA, a greater than 5% beneficial owner of the Company. The interest on the promissory note shall be determined by the Prime Commercial Rate in effect at Bank One, N.A., Columbus, Ohio. The promissory note may be converted into the Company's common stock at any time after June 30, 2004 and prior to June 30, 2006 at a rate of $2.00 per share. If within one year from June 30, 2003 the Company obtains at least $500,000 in outside investor equity financing, then the unpaid portion of the principal and any accrued and unpaid interest on the promissory note shall automatically convert into shares of the Company's common stock at a price per share equal to the price at which shares are sold in the outside investor equity financing. Additionally, the Company issued to Windcom Investments SA, warrants to purchase 20,333 shares of the Company's common stock at $1.00 per share. The warrants vest according to the following schedule: (1) 8,333 vest on the date of grant; and (2) 12,000 vest at a rate of 333 per month for 32 months, then 336 per month for 4 months.

         On June 30, 2003, the Company issued to the Estate of Edward R. Funk, warrants to purchase 10,000 shares of common stock at $1.00 per share in connection with a lease guarantee. The warrants vest according to the following schedule: (1) 4,600 vest on the date of grant; and (2) 5,400 vest at a rate of 150 per month for 36 months.

         On June 30, 2003, the Company issued three $166,666.67 convertible promissory notes payable to Laura Shunk, Daniel A. Funk and Robert H. Peitz, respectively. Mr. Funk and Ms. Shunk are relatives of Edward R. Funk, whose estate is a greater than 5% beneficial owner of the Company. Mr. Peitz is a relative of Ingeborg V. Funk, whose estate is a greater than 5% beneficial owner of the Company. The interest on the promissory note shall be determined by the Prime Commercial Rate in effect at Bank One, N.A., Columbus, Ohio. The promissory notes may be converted into the Company's common stock at any time after June 30, 2004 and prior to June 30, 2006 at a rate of $2.00 per share. If within one year from June 30, 2003 the Company obtains at least $500,000 in outside investor equity financing, then the unpaid portion of the principal and any accrued and unpaid interest on the promissory notes shall automatically convert into shares of the Company's common stock at a price per share equal to the price at which shares are sold in the outside investor equity financing. Additionally, the Company issued to each of Mr. Funk, Ms. Shunk, and Mr. Peitz, warrants to purchase 33,889 shares of the Company's common stock at $1.00 per share. The warrants vest according to the following schedule: (1) 13,889 vest on the date of grant; and (2) 20,000 vest at a rate of 556 per month for 32 months, then 552 per month for four months.

         On June 30, 2003, the Company issued two $64,677.50 convertible promissory notes to Mr. Funk and Ms. Shunk, respectively, in connection with the Series A Preferred Stock Redemption. The interest on the promissory notes shall be determined by the Prime Commercial Rate in effect at Bank One, N.A., Columbus, Ohio. The promissory notes may be converted into the Company's common stock at any time after June 30, 2004 and prior to June 30, 2006 at a rate of $2.00 per share. If within one year from June 30, 2003 the Company obtains at least $500,000 in outside investor equity financing, then the unpaid portion of the principal and any accrued and unpaid interest on the promissory notes shall automatically convert into shares of the Company's common stock at a price per share equal to the price at which shares are sold in the outside investor equity financing. Additionally, the Company issued to each of Mr. Funk and Ms. Shunk, warrants to purchase 13,151 shares of the Company's common stock at $1.00 per share. The warrants vest according to the following schedule: (1) 5,260 vest on the date of grant; and (2) 7,891 vest at a rate of 220 per month for 35 months, then 191 per month for one month.

LEGAL SERVICES

         Curtis A. Loveland is the Secretary of the Company and is the beneficial owner of greater than 5% of the outstanding common stock of the Company, which ownership includes (i) 316,156 shares of common stock beneficially owned as the executor of the Estate of Edward R. Funk, (ii) 422,352 shares of common stock beneficially owned by Mr. Loveland as the executor of the Estate of Ingeborg V. Funk, and (iii) 283,756 shares beneficially owned by Mr. Loveland as the trustee of generation-skipping irrevocable trusts established by Edward R. and Ingeborg V. Funk. Mr. Loveland is also a partner with Porter, Wright, Morris & Arthur LLP, the Company's legal counsel. During fiscal year 2003, the Company incurred fees to Porter, Wright, Morris & Arthur LLP in the amount of $56,542.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors and greater than 10% shareholders to file reports of ownership and changes in ownership of the Company's securities with the Securities and Exchange Commission ("SEC"). Copies of the reports are required by SEC regulation to be furnished to the Company. Based on its review of such reports, the Company believes that all reporting persons complied with all filing requirements during the fiscal year ended December 31, 2003, except for late Form 3 filings by the Estate of Edward R. Funk and the Estate of Ingeborg
V. Funk.

                         INDEPENDENT PUBLIC ACCOUNTANTS

          The Company expects that Hausser + Taylor LLP, independent public accountants, will continue as auditors for the Company for the 2004 fiscal year. Hausser + Taylor LLP served as the independent auditors for the Company for the 2003 fiscal year and throughout the periods covered by the Company's financial statements. Representatives of Hausser + Taylor LLP are expected to attend the Annual Meeting of Shareholders in order to respond to questions from shareholders, and they will have the opportunity to make a statement.

          Hausser + Taylor LLP has a continuing relationship with American Express Tax and Business Services, Inc. ("TBS") from which it leases auditing staff who are full time, permanent employees of TBS and through which Hausser + Taylor LLP's partners provide non-audit services. As a result of this arrangement, Hausser + Taylor LLP has no full time employees, and, therefore, none of the audit services performed were provided by permanent full-time employees of Hausser + Taylor LLP. Hausser + Taylor LLP manages and supervises the audit and audit staff and is exclusively responsible for the opinion rendered in connection with its examination.

  FEES OF THE INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003

AUDIT FEES

         The aggregate fees billed by Hausser + Taylor, LLP for professional services rendered by Hausser + Taylor, LLP for the audit of the Company's annual financial statements and review of financial statements included in the Company's Form 10-QSB were $44,000 for fiscal 2003 and $32,500 for fiscal 2002.

AUDIT RELATED FEES

         There were no audit related fees in either of the last two years for assurance and related services that are reasonably related to the performance of the audit or review of the financial statements that are not reported under audit fees.

TAX FEES

         The Company paid $300 in 2003 and $250 in 2002 in aggregate tax fees for professional services rendered for tax compliance and tax advice in connection to the Company's internally prepared corporate tax return.

ALL OTHER FEES

         None.

                  SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

         Each year the Board of Directors submits its nominations for election of directors at the annual meeting of shareholders. Other proposals may be submitted by the Board of Directors or the shareholders for inclusion in the proxy statement for action at the annual meeting. Any proposal submitted by a shareholder for inclusion in the proxy statement for the annual meeting of shareholders to be held in 2005 must be received by the Company (addressed to the attention of the Secretary) on or before December 28, 2004. Any shareholder proposal submitted outside the processes of Rule 14a-8 under the Securities Exchange Act of 1934 for presentation at the Company's 2005 annual meeting will be considered untimely for purposes of Rule 14a-4 and 14a-5 if notice thereof is received by the Company after March 14, 2005. To be submitted at the meeting, any such proposal must be a proper subject for shareholder action under the laws of the State of Ohio.

                              SOLICITATION EXPENSES

         The cost of this solicitation will be paid by the Company. In addition to the solicitation of proxies by mail, the directors, officers and employees of the Company may solicit proxies personally or by telephone. The Company may request persons holding shares in their names for others to forward soliciting materials to their principals to obtain authorization for the execution of proxies, and the Company may reimburse such persons for their expenses in doing so.

                                  ANNUAL REPORT

         The Company's annual report on Form 10-KSB for the fiscal year ended December 31, 2003, containing financial statements for such year and the signed opinion of Hausser + Taylor LLP, independent auditors, with respect to such financial statements, is being sent to shareholders concurrently with this proxy statement. The Annual Report is not to be regarded as proxy soliciting material, and management does not intend to ask, suggest or solicit any action from the shareholders with respect to such report.

                                  OTHER MATTERS

         The Board of Directors knows of no other matters to be brought before the Annual Meeting. If other matters should come before the meeting, however, each of the persons named in the proxy intends to vote in accordance with his judgement on such matters.



                                      By Order of the Board of Directors

                                      Daniel Rooney

                                      President, Chief Executive Officer, and
                                      Chairman of the Board of Directors

                        SUPERCONDUCTIVE COMPONENTS, INC.
                    2839 CHARTER STREET, COLUMBUS, OHIO 43228
                  ---------------------------------------------


             PROXY FOR ANNUAL MEETING OF SHAREHOLDERS - MAY 20, 2004

The undersigned shareholder of Superconductive Components, Inc. (the "Company") hereby appoints Daniel Rooney, Gerald S. Blaskie and Curtis A. Loveland, or any one of them, as attorneys and proxies with full power of substitution to each, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Holiday Inn West, located at 2350 Westbelt Drive, Columbus, Ohio, on Thursday, May 20, 2004, at 10:30 a.m. local time, and at any adjournment or adjournments thereof, with all of the powers such undersigned shareholder would have if personally present, for matters listed on the reverse side.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IN THE ENCLOSED ENVELOPE.

(Continued and to be signed on other side.)

ANNUAL MEETING PROXY CARD

A.  ELECTION OF DIRECTORS

         1. The Board of Directors recommends a vote FOR the listed nominees.

                                                  |_|  FOR        |_|  WITHHOLD

               01 - Robert J. Baker, Jr.
               02 - Daniel Rooney
               03 - Edward W. Ungar

         2. To transact any other business which may properly come before the annual meeting or any adjournment thereof.

B. AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED. The undersigned gives unto said attorneys and proxies, or substitutes, full power and authority to do whatsoever in their opinions may be necessary or proper to be done in the exercise of the power hereby conferred, including the right to vote for any adjournment, hereby ratifying all that said attorneys and proxies, or substitutes, may lawfully do or cause to be done by virtue hereof. Any of the said attorneys and proxies, or substitutes, who shall be present and shall act at the meeting shall have and may exercise all powers of said attorneys and proxies hereunder.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, dated April 29, 2004, and the proxy statement of the Company furnished therewith. Any proxy heretofore given to vote said shares is hereby revoked.

Signature(s) shall agree with the name(s) printed on this Proxy. If shares are registered in two names, both shareholders should sign this Proxy. If signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


Dated:                                               , 2004
        ---------------------------------------------


-----------------------------------------------------------
(Signature)


-----------------------------------------------------------
(Signature)